United States
Securities And Exchange Commission

Washington, D.C. 20549

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FORM 8—K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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Date of report (date of earliest event reported):  October 18, 2005

RECOM MANAGED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111683 (Commission File Number)	87-0441351 (I.R.S. Employer Identification No.)

531 Main Street
Suite 301
Greenville, South Carolina 29601
(864) 233-2300

(Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code:)

N/A

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Recom Managed Systems, Inc. (“we”, “our company” or “Recom”) files this report on Form 8-K to report the following transactions or events:

Section 8 — Other Events

Item 8.01.

Other Events

On October 11, 2005, Recom entered into a Contract Manufacturing Agreement with Ventrex, Inc. pursuant to which Ventrex would be responsible for the production and manufacturing of the company’s model 100 heart monitor devices.  Recom has placed its first order for model 100 devices under this agreement, and anticipates that these devices will be manufactured and commercially available for sale in the first week of December 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Greenville, South Carolina, this 18th day of October, 2005.

RECOM MANAGED SYSTEMS, INC., a Delaware corporation
By:	/s/ Pamela M. Bunes
Pamela M. Bunes President and Chief Executive Officer (principal executive officer)